UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2005

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Commission File Number: 333-124878

I.R.S. Employer Identification Number: 59-3796143

12200 Herbert Wayne Court, Suite 150 (28078)

P.O. Box 3145

Huntersville, North Carolina 28070-3145

Telephone: (704) 992-2000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 19, 2005, Scott A. Deininger, Senior Vice President of Finance and Administration of American Tire Distributors Holdings, Inc. (the “Company”), notified the Company of his resignation, effective October 7, 2005, in order to assume a CFO position with a public company located in Charlotte, NC.

The Company has initiated a search for a successor. In the interim, William E. Berry, President and Chief Operating Officer, will assume Mr. Deininger’s responsibilities as Principal Financial Officer. Mr. Berry joined the Company in May 1998 and served as Executive Vice President and Chief Financial Officer prior to holding his current position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

By:	/s/ Scott A. Deininger
Scott A. Deininger
Senior Vice President of Finance and Administration

Date: September 21, 2005